EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2006 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information about name changes to certain portfolios of the Trust.

Information Regarding Name Changes to

Certain Portfolios of the Trust

Effective on or about May 25, 2007, each reference in the Prospectus and Statement of Additional Information to the name of the Portfolio below is replaced with the corresponding new name as set forth in the table below:

Current Name	New Name
EQ/Mercury Basic Value Equity Portfolio	EQ/BlackRock Basic Value Equity Portfolio

EQ/Mercury International Value Portfolio	EQ/BlackRock International Value Portfolio

EQAT - SUPPLEMENT 222463 - NAME CHANGE - BLACKROCK - JAN 2007